                              AMENDMENT NO. 1

                                      TO

                     DMS-MTX CELLULAR SUPPLY AGREEMENT

                                    BETWEEN

                   YOUNGSTOWN CELLULAR TELEPHONE COMPANY

                                      AND

                            NORTHERN TELECOM INC.


Made as of this 15th day of April, 1998 ("Amendment Effective Date") by and between Northern Telecom Inc. ("Seller") and Youngstown Cellular Telephone Company ("Buyer").

WHEREAS, Youngstown Cellular Telephone Company and Seller entered into an agreement dated June 1, 1996 for the sale and purchase of Seller's equipment and services ("Agreement"); and

WHEREAS, Buyer and Seller now wish to amend the Agreement to reflect the change in name from Youngstown Cellular Telephone Company to Sygnet Communications, Inc., revisions to the discount structure, and addition of fixed prices for the EDSP transcoder and TRU III Radio(s) all as hereinafter set forth;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, Buyer and Seller hereby agree to amend the Agreement as follows:

1. As of the Amendment Effective Date, all references to "Youngstown Cellular Telephone Company" in the Agreement shall be deemed to be "Sygnet Communications, Inc.".

2. Amend Annex 1, "Equipment/Pricing," Subsection 1.1, "Volume Discount and New Switch Discount Schedule," by deleting the AMPS/TDMA Volume Discount Structure in its entirety and replacing it with the following discount structure;

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

                                                                        Radio and
                                              Expansion   New Switch    Transcoder
                                               Discount    Discount    Fixed Prices
                                               --------    --------    ------------
     Switch Equipment                            45%         60%

     NT800 DR Cells W/ATC                        42%

     Other RF Intrastructure                     40%

     Software                                    50%         65%

     TRU II, TRU III Radios (fixed                                        $ 4,850
     price per unit, not subject to further
     discount)

     EDSP Transcoder (NTEX93AA)                                           $15,000
     (fixed price per unit, not subject
     to further discount)

3. Sygnet Communications, Inc. hereby adopts, notifies and confirms the agreement, as amended.

4. Except as specifically modified by this Amendment No. 1, the Agreement shall in all other respects continue in full force and effect.

IN WITNESS WHEREOF, the parties have caused this Amendment No. 1 to be excuted by their duly authorized representatives.

SYGNET COMMUNICATIONS, INC.                NORTHERN TELECOM INC.
as the successor to Youngstown             ("Seller")
Cellular Telephone Company ("Buyer")

By: /s/ Gregory T. Pauley                  By: /s/ Charles Drayton
   ---------------------------------          --------------------------------

Name: Gregory T. Pauley                    Name: Charles Drayton
     -------------------------------            ------------------------------
               (Type/Print)                             (Type/Print)

Title: Vice President-                     Title: VP-Marketing, Sales &
       Technical Operations                       Business Development
      ------------------------------             -----------------------------

Date: 4-16-98                              Date:  5/28/98
      ------------------------------             -----------------------------


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